DECEMBER 31, 2007

RYDEX VARIABLE TRUST ANNUAL REPORT

ESSENTIAL PORTFOLIOS

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

ESSENTIAL PORTFOLIO MODERATE FUND

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

PERFORMANCE REPORTS AND FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

6

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

9

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

12

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

13

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

14

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

16

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

. . . . . . . . . . . . . . . . . . . . . . . . . . . .

23

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

24

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

28

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

By the last three months of 2007 the stock market gains of summer and fall seemed like a distant memory. The intertwined crises in the nation’s housing and credit markets had, by the fourth quarter, led to huge drops in stock prices and unprecedented volatility. Despite the end of year turmoil, stocks actually turned in a respectable performance in 2007 with the bellwether Dow Jones Industrial AverageSM and S&P 500® indexes up 8.88% and 5.49%, respectively, on a total return basis. The tech-heavy Nasdaq

100 Index® , which was up 19.24%, showed that investors had a robust appetite for risk for much of the year. Despite the fact that calendar year returns were strong, 2007 will in all likelihood be remembered for the housing debacle that hammered stocks and sent the economy to the brink of recession.

The unfolding housing crisis began to ripple through the world’s financial markets as far back as July, but it was in the fourth quarter that both the U.S. economy and global financial markets lost momentum—

with the contagion effects of the subprime debt crisis reaching deeper into the global financial system.

The credit crunch that began in the third quarter enveloped the G-7 economies as traditional sources of credit dried up. As asset values plummeted, financial institutions throughout the developed world found themselves suddenly undercapitalized. With a full-blown financial crisis unfolding, central banks moved into crisis prevention mode by pumping capital into their respective financial systems and slashing interest rates. In perhaps one of the most important developments of the year, the outlines of a coordinated,

global easing campaign began to emerge.

In this uncertain environment fears grew that the Federal Reserve (“Fed”) was “behind the curve,” adding to the volatility in stock prices. In fact, the Fed’s initial responses to the unfolding crisis were tempered by inflationary concerns as high energy and commodity prices and a weak U.S. dollar drove inflation significantly higher towards year end.

Risk appetites that had been running high disappeared, and the avoidance of risk became the dominant theme as investors fled financial, consumer discretionary, value and small-cap stocks. The small-cap

Russell 2000® Index fell 1.57%, confirming the rotation away from small caps that began to unfold early in the year. Value stocks also underperformed in 2007 with the S&P 500/Citigroup Pure Value Index underperforming its growth counterpart by more than 10 points. Both of these trends dovetailed in the

S&P SmallCap 600/Citigroup Pure Value Index which dropped nearly 18.61%, vastly underperforming all other “style-box” exposures.

Predictably, defensive sectors such as utilities and consumer staples were favored. And, reflecting the

“decoupling” theory—which assumes growth in the developing world can continue in the face of slowing growth elsewhere—energy, materials and technology stocks rose stratospherically as the respective S&P

500 sector indices rose 34.41%, 22.53% and 16.30%.

Returns for U.S. investors in international stock markets were also boosted by the ongoing decline in the exchange value of the U.S. dollar, which fell 8.31% against a basket of the world’s major currencies. The currency effect helped to propel full-year gains for the MSCI EAFE and Emerging Market indices to

11.66% and 38.79%, respectively.

With the flight-to-quality trade fully in motion, interest rates declined and the yield curve steepened.

We think that, as we move into the early months of 2008, stock market volatility will remain a fact of life.

Defensive exposures that performed well should continue to do so, at least on a relative basis until recession fears abate. Uncorrelated investment strategies, such as absolute return, long/short,

commodity, managed futures and the like, should also provide refuge in a challenging investment climate.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director, Portfolio Strategies

2

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a Fund’s gross income and reduce the investment return of the Fund.

A Fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2007 and ending December 31, 2007.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to esti-

mate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for exam-

ple, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account val-

ues and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange

Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return.

Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

June 30, 2007

December 31, 2007

Period*

Table 1. Based on actual Fund return

Essential Portfolio Conservative Fund

0.07%

$1,000.00

$1,020.90

$0.33

Essential Portfolio Moderate Fund

0.02%

1,000.00

1,007.20

0.11

Essential Portfolio Aggressive Fund

0.01%

1,000.00

1,004.40

0.06

Table 2. Based on hypothetical 5% return

Essential Portfolio Conservative Fund

0.07%

1,000.00

1,024.87

0.33

Essential Portfolio Moderate Fund

0.02%

1,000.00

1,025.09

0.11

Essential Portfolio Aggressive Fund

0.01%

1,000.00

1,025.14

0.06

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365. Expenses shown do not include fees charged by insurance companies.

† Does not include expenses of the underlying funds in which the Funds invest, and is annualized.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

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5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

OBJECTIVE: To primarily seek preservation of capital and, secondarily, to seek long-term growth of capital.

Inception: October 27, 2006

Cumulative Fund Performance:

The Essential Portfolio Conservative Fund performed

October 27, 2006 – December 31, 2007

well in a challenging market environment during 2007,

ending the year with a gain of 6.45%, while its bench-

ESSENTIAL PORTFOLIO

ESSENTIAL PORTFOLIO

CONSERVATIVE FUND

CONSERVATIVE BENCHMARK

S&P 500 INDEX

mark (40% S&P 500 Index and 60% Lehman Aggregate

Bond Index) was up 6.80%. Rising oil prices and a flight

to quality benefited this Fund’s commodities and fixed-

$12,000

income holdings and provided strong returns. Rydex

Europe 1.25x Strategy and International Rotation Funds

also contributed generously to overall positive returns

$11,000

$10,906

as international equity markets posted solid gains

$10,888

$10,826

owing to their relatively minimal exposure to the U.S.

subprime crisis. Resilient U.S. markets ended 2007 with

modest gains and several of the Conservative Fund’s

$10,000

domestic equity holdings were able to add value

throughout the year. Rydex Sector Rotation Fund, in

particular, fared well. 2007 was largely dominated by

$9,000

concerns over deteriorating housing prices and credit

10/27/06

12/31/06

06/30/07

12/31/07

market turmoil. This presented multiple challenges for

real estate, small-cap and value holdings which detracted value for the period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

INCEPTION

YEAR

(10/27/06)

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

6.45%

6.97%

S&P 500 INDEX

5.49%

7.64%

SYNTHETIC ESSENTIAL PORTFOLIO CONSERVATIVE BENCHMARK*

6.80%

7.49%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

*Benchmark reflects a 40/60 ratio of the performance of the S&P 500 Index and the Lehman Aggregate Bond Index.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Rydex Variable Trust — Government Long

Bond 1.2x Strategy Fund

24.7%

100%

Rydex Variable Trust — U.S. Government

Money Market Fund

19.1%

Money Market Fund

Rydex Series Funds — International Rotation

80%

Fund — Class H

10.5%

Rydex Series Funds — Managed

Alternative

60%

Investment Funds

Futures Strategy Fund — Class H

9.5%

Rydex Variable Trust — Absolute

Return Strategies Fund

8.0%

40%

Rydex Variable Trust — Large-Cap

Fixed-Income Fund

Value Fund

4.1%

Rydex Variable Trust — Sector

20%

Rotation Fund

3.3%

Rydex Variable Trust — Mid-Cap

Growth Fund

2.8%

Domestic Equity Funds

0%

Rydex Variable Trust — Commodities

Essential Portfolio Conservative Fund

Strategy Fund

2.6%

Rydex Variable Trust — Small-Cap

“Industry Diversification (Market Exposure as % of Net Assets)“ excludes any temporary cash investments.

Growth Fund

2.1%

Top Ten Total

86.7%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

6

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ESSENTIAL PORTFOLIO MODERATE FUND

OBJECTIVE: To primarily seek preservation of capital and, secondarily, to seek long-term growth of capital.

Inception: October 27, 2006

Cumulative Fund Performance:

The Essential Portfolio Moderate Fund’s exposure to

October 27, 2006 – December 31, 2007

both rising energy prices and well positioned European

markets added considerable value in 2007, helping the

ESSENTIAL PORTFOLIO

ESSENTIAL PORTFOLIO

MODERATE FUND

MODERATE BENCHMARK

S&P 500 INDEX

Fund outperform its benchmark. Rydex Essential

Portfolio Moderate Fund posted positive returns of

6.56% compared to a gain of only 6.49% for its bench-

$12,000

mark (60% S&P 500 Index and 40% Lehman Aggregate

Bond Index). Returns for the Rydex style box funds

were mixed last year and overall these holdings added

$10,974

$11,000

$10,906

little value. Other domestic equity holdings such as

$10,906

Rydex Sector Rotation and OTC Funds, however, pro-

vided solid gains. Fixed-income positions also per-

$10,000

formed well in last year’s turbulent market and allowed

the Moderate Fund to offset any losses brought in by

struggling real estate and value style box holdings.

$9,000

10/27/06

12/31/06

06/30/07

12/31/07

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

INCEPTION

YEAR

(10/27/06)

ESSENTIAL PORTFOLIO MODERATE FUND

6.56%

8.21%

S&P 500 INDEX

5.49%

7.64%

SYNTHETIC ESSENTIAL PORTFOLIO MODERATE BENCHMARK*

6.49%

7.64%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

*Benchmark reflects a 60/40 ratio of the performance of the S&P 500 Index and the Lehman Aggregate Bond Index.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Rydex Variable Trust — Government Long

Bond 1.2x Strategy Fund

17.2%

100%

Rydex Series Funds — International Rotation

Fund — Class H

16.7%

Rydex Variable Trust — OTC Fund

9.5%

80%

Alternative

Rydex Series Funds — Managed

Investment Funds

Futures Strategy Fund — Class H

9.0%

Rydex Variable Trust — Commodities

60%

Strategy Fund

6.8%

Rydex Variable Trust — Absolute

Fixed-Income Fund

40%

Return Strategies Fund

6.7%

Rydex Variable Trust — Large-Cap

Value Fund

4.9%

20%

Domestic Equity Funds

Rydex Variable Trust — Mid-Cap

Growth Fund

4.2%

Rydex Variable Trust — Sector

0%

Rotation Fund

4.1%

Essential Portfolio Moderate Fund

Rydex Variable Trust — Mid-Cap

“Industry Diversification (Market Exposure as % of Net Assets)“ excludes any

Value Fund

2.0%

temporary cash investments.

Top Ten Total

81.1%

"Ten Largest Holdings" exclude any temporary

cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

7

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

OBJECTIVE: To primarily seek growth of capital.

Inception: October 27, 2006

Cumulative Fund Performance:

Although the Essential Portfolio Aggressive Fund was

October 27, 2006 – December 31, 2007

highly exposed to a deteriorating real estate market, it

was able to end 2007 with positive returns, ahead of its

ESSENTIAL PORTFOLIO

ESSENTIAL PORTFOLIO

AGGRESSIVE FUND

AGGRESSIVE BENCHMARK

S&P 500 INDEX

benchmark (80% S&P 500 Index and 20% Lehman

Aggregate Bond Index). Rydex Essential Portfolio

$12,000

Aggressive Fund rose 6.64% in 2007 while its bench-

mark rose by 6.02%. The Fund’s diversification and

exposure to OTC helped to easily offset losses from

$10,986

Rydex Real Estate, Small-Cap Value and Russell 2000®

$11,000

$10,908

$10,906

1.5x Strategy Funds. To be sure, Rydex Dynamic OTC

Fund added exceptional value followed by the Rydex

Commodities Fund. Together these two positions offset

$10,000

all of the Aggressive Fund’s losing holdings. Generous

allocations to Rydex Europe, Japan and International

Rotation Funds provided additional positive returns.

Small caps, which are generally less geographically

$9,000

diversified than large caps, were dealt a blow last year

10/27/06

12/31/06

06/30/07

12/31/07

as investors sought out safety in less vulnerable investments. Rydex Small-Cap Value Fund detracted considerable value along with

Rydex Real Estate Fund.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

INCEPTION

YEAR

(10/27/06)

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

6.64%

8.31%

S&P 500 INDEX

5.49%

7.64%

SYNTHETIC ESSENTIAL PORTFOLIO AGGRESSIVE BENCHMARK*

6.02%

7.66%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

*Benchmark reflects an 80/20 ratio of the performance of the S&P 500 Index and the Lehman Aggregate Bond Index.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Rydex Series Funds — International Rotation

Fund — Class H

22.1%

100%

Rydex Variable Trust — Commodities

Strategy Fund

12.9%

Rydex Variable Trust — Sector

80%

Alternative

Rotation Fund

9.6%

Investment Funds

Rydex Variable Trust — Government Long

Bond 1.2x Strategy Fund

9.3%

Rydex Variable Trust — Mid-Cap

60%

Fixed-Income Fund

Growth Fund

7.2%

40%

Rydex Variable Trust — OTC 2x

Strategy Fund

6.4%

Rydex Variable Trust — Real

Domestic Equity Funds

20%

Estate Fund

4.7%

Rydex Variable Trust — S&P 500 2x Strategy

Fund

3.7%

0%

Essential Portfolio Aggressive Fund

Rydex Variable Trust — Large-Cap

Value Fund

3.6%

Rydex Variable Trust — Small-Cap

“Industry Diversification (Market Exposure as % of Net Assets)” excludes

Growth Fund

2.7%

any temporary cash investments.

Top Ten Total

82.2%

"Ten Largest Holdings" exclude any temporary

cash or derivative investments.

8

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2007

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

MUTUAL FUNDS† 98.1%

REPURCHASE AGREEMENT 0.8%

Rydex Variable Trust - Government

Repurchase Agreement (Note 5)

Long Bond 1.2x Strategy Fund

109,865

$1,344,744

Lehman Brothers Holdings, Inc.

Rydex Variable Trust - U.S.

issued 12/31/07 at 1.00%

Government Money

due 01/02/08

$41,866

$

41,866

Market Fund

1,041,275

1,041,275

Total Repurchase Agreement

Rydex Series Funds -

(Cost $41,866)

41,866

International Rotation Fund —

Total Investments 98.9%

Class H

22,557

569,560

(Cost $5,359,893)

$5,379,764

Rydex Series Funds - Managed

Futures Strategy Fund —

Other Assets in Excess

Class H

19,237

514,985

of Liabilities – 1.1%

$

59,090

Rydex Variable Trust - Absolute

Net Assets – 100.0%

$5,438,854

Return Strategies Fund

16,717

433,800

Rydex Variable Trust - Large-Cap

Value Fund

8,862

224,817

Rydex Variable Trust - Sector

Rotation Fund

11,796

180,832

Rydex Variable Trust - Mid-Cap

Growth Fund

5,081

150,001

Rydex Variable Trust -

Commodities Strategy Fund*

6,027

143,320

Rydex Variable Trust - Small-Cap

Growth Fund

4,267

115,520

Rydex Variable Trust - Hedged

Equity Fund

4,117

105,152

Rydex Variable Trust - Large-Cap

Growth Fund

3,820

104,562

Rydex Variable Trust - Multi-Cap

Core Equity Fund

4,214

103,824

Rydex Variable Trust - Mid-Cap

Value Fund

4,926

102,648

Rydex Variable Trust - Real Estate

Fund

2,963

101,778

Rydex Variable Trust - Small-Cap

Value Fund

5,548

101,080

Total Mutual Funds

(Cost $5,318,027)

5,337,898

* Non-Income Producing Security.

† Affiliated Funds.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

9

SCHEDULE OF INVESTMENTS

December 31, 2007

ESSENTIAL PORTFOLIO MODERATE FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

MUTUAL FUNDS† 96.3%

REPURCHASE AGREEMENT 1.6%

Rydex Variable Trust - Government

Repurchase Agreement (Note 5)

Long Bond 1.2x Strategy Fund

200,570

$

2,454,979

Lehman Brothers Holdings, Inc.

Rydex Series Funds -

issued 12/31/07 at 1.00%

International Rotation Fund —

due 01/02/08

$228,935

$

228,935

Class H

94,227

2,379,235

Total Repurchase Agreement

Rydex Variable Trust - OTC Fund

75,139

1,361,519

(Cost $228,935)

228,935

Rydex Series Funds - Managed

Total Investments 97.9%

Futures Strategy Fund —

(Cost $13,999,075)

$ 13,990,254

Class H

48,274

1,292,307

Rydex Variable Trust - Commodities

Other Assets in Excess

Strategy Fund*

40,886

972,265

of Liabilities – 2.1%

$

295,174

Rydex Variable Trust - Absolute

Net Assets – 100.0%

$ 14,285,428

Return Strategies Fund

37,096

962,643

Rydex Variable Trust - Large-Cap

Value Fund

27,349

693,838

Rydex Variable Trust - Mid-Cap

Growth Fund

20,091

593,088

Rydex Variable Trust - Sector

Rotation Fund

38,309

587,280

Rydex Variable Trust - Mid-Cap

Value Fund

13,928

290,252

Rydex Variable Trust - Nova Fund

28,751

289,237

Rydex Variable Trust - Hedged

Equity Fund

10,666

272,420

Rydex Variable Trust - Large-Cap

Growth Fund

9,899

270,928

Rydex Variable Trust - Russell

2000® 1.5x Strategy Fund

7,911

270,547

Rydex Variable Trust - Multi-Cap

Core Equity Fund

10,926

269,221

Rydex Variable Trust - Real

Estate Fund

7,827

268,871

Rydex Variable Trust - Small-Cap

Growth Fund

9,870

267,181

Rydex Variable Trust - Small-Cap

Value Fund

14,572

265,508

Total Mutual Funds

(Cost $13,770,140)

13,761,319

* Non-Income Producing Security.

† Affiliated Funds.

10

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

MUTUAL FUNDS† 98.3%

REPURCHASE AGREEMENT 1.3%

Rydex Series Funds -

Repurchase Agreement (Note 5)

International Rotation Fund —

Lehman Brothers Holdings, Inc.

Class H

60,076

$1,516,917

issued 12/31/07 at 1.00%

Rydex Variable Trust -

due 01/02/08

$89,616

$

89,616

Commodities Strategy Fund*

37,272

886,322

Total Repurchase Agreement

Rydex Variable Trust - Sector

(Cost $89,616)

89,616

Rotation Fund

42,832

656,621

Total Investments 99.6%

Rydex Variable Trust - Government

(Cost $6,989,835)

$6,848,060

Long Bond 1.2x Strategy Fund

52,410

641,496

Rydex Variable Trust - Mid-Cap

Other Assets in Excess

Growth Fund

16,770

495,043

of Liabilities – 0.4%

$

26,021

Rydex Variable Trust - OTC 2x

Net Assets – 100.0%

$6,874,081

Strategy Fund

14,608

437,944

Rydex Variable Trust - Real

Estate Fund

9,397

322,795

Rydex Variable Trust - S&P 500 2x

Strategy Fund

13,313

256,143

Rydex Variable Trust - Large-Cap

Value Fund

9,744

247,216

Rydex Variable Trust - Small-Cap

Growth Fund

6,921

187,359

Rydex Variable Trust - Absolute

Return Strategies Fund

6,488

168,369

Rydex Series Funds - Managed

Futures Strategy Fund —

Class H

5,119

137,027

Rydex Variable Trust - Russell

2000® 1.5x Strategy Fund

3,971

135,794

Rydex Variable Trust - Small-Cap

Value Fund

7,384

134,536

Rydex Variable Trust - Hedged

Equity Fund

5,261

134,365

Rydex Variable Trust - Multi-Cap

Core Equity Fund

5,434

133,885

Rydex Variable Trust - Large-Cap

Growth Fund

4,889

133,814

Rydex Variable Trust - Mid-Cap

Value Fund

6,372

132,798

Total Mutual Funds

(Cost $6,900,219)

6,758,444

* Non-Income Producing Security.

† Affiliated Funds.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

11

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

Essential Portfolio

Essential Portfolio

Essential Portfolio

Conservative

Moderate

Aggressive

Fund

Fund

Fund

ASSETS

Investment Securities in Affiliated Funds* (Notes 1 and 2)

$5,337,898

$13,761,319

$6,758,444

Repurchase Agreements* (Note 5)

41,866

228,935

89,616

Receivable for Fund Shares Sold

60,669

295,199

26,219

Investment Income Receivable (Note 1)

2

368

90

Total Assets

5,440,435

14,285,821

6,874,369

LIABILITIES

Payable for Securities Purchased (Note 1)

266

326

85

Payable for Fund Shares Redeemed

1,258

67

203

Custody Fees Payable

57

—

—

Total Liabilities

1,581

393

288

NET ASSETS

$5,438,854

$14,285,428

$6,874,081

NET ASSETS CONSIST OF

Paid-In Capital

$5,394,464

$14,448,454

$7,003,349

Undistributed Net Investment Income

10,175

4,521

1,322

Accumulated Net Realized Gain (Loss) on Investments

14,344

(158,726)

11,185

Net Unrealized Appreciation (Depreciation) on Investments

19,871

(8,821)

(141,775)

NET ASSETS

$5,438,854

$14,285,428

$6,874,081

SHARES OUTSTANDING

211,767

550,245

272,702

NET ASSET VALUES

$25.68

$25.96

$25.21

* The cost of investments is $5,359,893, $13,999,075 and $6,989,835, respectively.

12

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2007

Essential Portfolio

Essential Portfolio

Essential Portfolio

Conservative

Moderate

Aggressive

Fund

Fund

Fund

INVESTMENT INCOME

Interest (Note 1)

$

425

$

1,225

$

636

Dividends from Affiliated Funds (Note 1)

73,639

116,303

45,461

Total Income

74,064

117,528

46,097

EXPENSES

Custody Fees

802

696

214

Total Expenses

802

696

214

Net Investment Income

73,262

116,832

45,883

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain on:

Affiliated Investment Securities

25,946

(284,793)

(44,113)

Realized Gain Distributions Received from Affiliated Funds

118,400

350,228

239,079

Securities Sold Short

—

(133)

—

Total Net Realized Gain

144,346

65,302

194,966

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

22,954

63,722

(123,727)

Net Change in Unrealized Appreciation (Depreciation)

22,954

63,722

(123,727)

Net Gain on Investments

167,300

129,024

71,239

Net Increase in Net Assets from Operations

$240,562

$

245,856

$ 117,122

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

13

STATEMENTS OF CHANGES IN NET ASSETS

Essential Portfolio

Essential Portfolio

Conservative Fund

Moderate Fund

Year Ended

Period Ended

Year Ended

Period Ended

December 31,

December 31,

December 31,

December 31,

2007

2006*

2007

2006*

FROM OPERATIONS

Net Investment Income

$

73,262

$

5,449

$

116,832

$

93,506

Net Realized Gain on Investments

144,346

1,713

65,302

14,227

Net Change in Unrealized Appreciation (Depreciation)

on Investments

22,954

(3,083)

63,722

(72,543)

Net Increase in Net Assets from Operations

240,562

4,079

245,856

35,190

Distributions to Shareholders from: (Note 1)**

Net Investment Income

(63,101)

(5,341)

(112,311)

(93,392)

Realized Gain on Investment

(131,590)

(219)

(237,165)

(1,204)

Total Distributions to Shareholders

(194,691)

(5,560)

(349,476)

(94,596)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

14,786,536

428,198

24,695,699

3,481,200

Value of Shares Purchased through

Dividend Reinvestment

194,691

5,560

349,476

94,596

Cost of Shares Redeemed

(10,020,232)

(289)

(14,163,815)

(8,702)

Net Increase in Net Assets From Share Transactions

4,960,995

433,469

10,881,360

3,567,094

Net Increase in Net Assets

5,006,866

431,988

10,777,740

3,507,688

Net Assets—Beginning of Period

431,988

—

3,507,688

—

Net Assets—End of Period

5,438,854

431,988

14,285,428

3,507,688

Undistributed Net Investment Income—End of Period

$

10,175

$

108

$

4,521

$

—

* Since the commencement of operation: October 27, 2006.

** For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

14

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Essential Portfolio

Aggressive Fund

Year Ended

Period Ended

December 31,

December 31,

2007

2006*

$

45,883

$

26,166

194,966

3,402

(123,727)

(18,048)

117,122

11,520

(44,561)

(26,105)

(186,650)

(594)

(231,211)

(26,699)

10,980,828

592,929

231,211

26,699

(4,766,306)

(62,012)

6,445,733

557,616

6,331,644

542,437

542,437

—

6,874,081

542,437

$

1,322

$

—

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

15

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

in Net Asset

Net

NET

NET ASSET

and

Value

Distributions

Distributions

Increase

ASSET

Net Assets,

VALUE,

Net

Unrealized

Resulting

from Net

from

in Net

VALUE,

Total

Net

Portfolio

End of

BEGINNING

Investment

Gains on

from

Investment

Net Realized

Total

Asset

END OF

Investment

Total

Investment

Turnover

Period (000’s

Year Ended

OF PERIOD

Income†

Investments

Operations

Income§

Gains§

Distributions

Value

PERIOD

Return††

Expenses†††

Income

Rate

omitted)

Essential Portfolio Conservative Fund

December 31, 2007

$25.09

$ .61

$ 1.00

$ 1.61

$ (.33)

$ (.69)

$ (1.02)

$ .59

$25.68

6.45%

0.03%

2.33%

395%

$

5,439

December 31, 2006*

25.00

.45

(.02)

.43

(.33)

(.01)

(.34)

.09

25.09

1.71%

—

9.77%**

18%

432

Essential Portfolio Moderate Fund

December 31, 2007

25.01

.36

1.27

1.63

(.22)

(.46)

(.68)

.95

25.96

6.56%

0.01%

1.36%

269%

14,285

December 31, 2006*

25.00

1.35

(.61)

.74

(.72)

(.01)

(.73)

.01

25.01

2.98%

—

28.35%**

20%

3,508

Essential Portfolio Aggressive Fund

December 31, 2007

24.48

.29

1.32

1.61

(.17)

(.71)

(.88)

.73

25.21

6.64%

0.01%

1.12%

300%

6,874

December 31, 2006*

25.00

1.85

(1.10)

.75

(1.24)

(.03)

(1.27)

(.52)

24.48

3.02%

—

39.87%**

34%

542

* Since the commencement of operations: October 27, 2006.

** Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance, and are annualized.

† Calculated using the average daily shares outstanding for the year.

†† Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

††† Does not include expenses of the underlying funds in which the Funds invest.

§ For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

NOTES TO FINANCIAL STATEMENTS

1.

Organization and Significant Accounting Policies

C. Distributions of net investment income and distribu-

Organization

tions of net realized capital gains are recorded on the

The Rydex Variable Trust (the “Trust”), a Delaware busi-

ex-dividend date and are determined in accordance with

ness trust, is registered with the SEC under the

income tax regulations, which may differ from U.S. gen-

Investment Company Act of 1940 (the “1940 Act”) as a

erally accepted accounting principles. These differences

non-diversified, open-ended investment company and is

are primarily due to differing treatments for items such

authorized to issue an unlimited number of no par value

as deferral of wash sales and post-October losses. Net

shares. The Trust offers shares of its Funds to insurance

investment income and loss, net realized gains and loss-

companies for their variable annuity and variable life

es, and net assets are not affected by these differences.

insurance contracts.

D. The preparation of financial statements in conformity

At December 31, 2007, the Trust consisted of fifty-five

with U.S. generally accepted accounting principles

separate Funds: twenty-three Benchmark Funds, one

requires management to make estimates and assump-

Money Market Fund, eight Alternative Strategy Funds,

tions that affect the reported amount of assets and liabil-

seventeen Sector Funds, three Essential Portfolio Funds

ities and disclosure of contingent assets and liabilities at and three CLS AdvisorOne Funds. This report covers the

the date of the financial statements and the reported

Essential Portfolio Funds (the “Funds”), while the

amounts of revenues and expenses during the reporting

Benchmark Funds, the Money Market Fund, the

period. Actual results could differ from these estimates.

Alternative Strategy Funds, the Sector Funds, and the

2.

Financial Instruments

CLS AdvisorOne Funds are contained in separate

As part of their investment strategies, the underlying

reports. Each Essential Portfolio Fund is a “fund of

funds may utilize a variety of derivative instruments,

funds,” which means that each Fund seeks to achieve its

including options, futures, options on futures, structured

investment objective by investing primarily in other

notes, swap agreements and short sales. These invest-

Rydex mutual funds (the “underlying funds”) instead of

ments involve, to varying degrees, elements of market

individual securities.

risk and risks in excess of the amounts reflected in the

Rydex Investments provides advisory, transfer agent and

underlying funds’ NAVs.

administrative services, and accounting services to the

Throughout the normal course of business, the underly-

Trust. Rydex Distributors, Inc. (the “Distributor”) acts as

ing funds enter into contracts that contain a variety of

principal underwriter for the Trust. Both Rydex

representations and warranties which provide general

Investments and the Distributor are affiliated entities.

indemnifications. The underlying funds’ maximum expo-

Significant Accounting Policies

sure under these arrangements is unknown, as this

The following significant accounting policies are in con-

would involve future claims that may be made against

formity with U.S. generally accepted accounting princi-

the underlying funds and/or their affiliates that have not

ples and are consistently followed by the Trust. All time

yet occurred. However, based on experience, the under-

references are based on Eastern Time. The information

lying funds expect the risk of loss to be remote.

contained in these notes may not apply to every Fund in

Short sales are transactions in which an underlying fund

the Trust.

sells an equity or fixed income security it does not own.

A. Traditional open-end investment companies (“Mutual

If the security sold short goes down in price between the

Funds”) are valued at their Net Asset Value (the “NAV”)

time the underlying fund sells the security and closes its

as of the close of business, usually 4:00 p.m. on the valu-

short position, that underlying fund will realize a gain on

ation date. Exchange Traded Funds (“ETFs”) and closed-

the transaction. Conversely, if the security goes up in

end investment companies are valued at the last quoted

price during the period, that underlying fund will realize

sales price.

a loss on the transaction. The risk of such price increases

is the principal risk of engaging in short sales.

B. Securities transactions are recorded on the trade

date for financial reporting purposes. Realized gains and

The risk associated with purchasing options is limited to

losses from securities transactions are recorded using the

the premium originally paid. The risk in writing a covered

identified cost basis. Dividend income is recorded on the

call option is that an underlying fund may forego the

ex-dividend date, net of applicable taxes withheld by

opportunity for profit if the market price of the underly-

foreign countries. Interest income, including amortization

ing security increases and the option is exercised. The

of premiums and accretion of discount, is accrued on a

risk in writing a covered put option is that an underlying

daily basis.

fund may incur a loss if the market price of the underly-

ing security decreases and the option is exercised. In

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

17

NOTES TO FINANCIAL STATEMENTS (continued)

addition, there is the risk that an underlying fund may not

ing as the guarantor of a swap, that underlying fund

be able to enter into a closing transaction because of an

assumes the market and credit risk of the underlying

illiquid secondary market or, for over-the-counter options,

instrument, including liquidity and loss of value.

because of the counterparty’s inability to perform.

In conjunction with the use of short sales, options,

There are several risks in connection with the use of

futures, options on futures, and swap agreements, the

futures contracts. Risks may be caused by an imperfect

underlying funds are required to maintain collateral in

correlation between movements in the price of the

various forms. The underlying funds use, where appropri-

instruments and the price of the underlying securities.

ate, depending on the financial instrument utilized and

In addition, there is the risk that an underlying fund may

the broker involved, margin deposits at the broker, cash

not be able to enter into a closing transaction because

and/or securities segregated at the custodian bank, dis-

of an illiquid secondary market.

count notes, or the repurchase agreements allocated to

There are several risks associated with the use of struc-

each underlying fund.

tured notes. Structured securities are leveraged, thereby

The risks inherent in the use of short sales, options,

providing an exposure to the underlying benchmark of

futures contracts, options on futures contracts, and swap

three times the face amount and increasing the volatility

agreements include i) adverse changes in the value of

of each note relative to the change in the underlying

such instruments; ii) imperfect correlation between the

linked financial instrument. A highly liquid secondary

price of the instruments and movements in the price of

market may not exist for the structured notes an under-

the underlying securities, indices, or futures contracts;

lying fund invests in which may make it difficult for that

iii) the possible absence of a liquid secondary market for

underlying fund to sell the structured notes it holds at an

any particular instrument at any time; and iv) the poten-

acceptable price or to accurately value them. In addition,

tial of counterparty default.

structured notes are subject to the risk that the counter-

The Trust has established strict counterparty credit

party to the instrument, or issuer, might not pay interest

guidelines and enters into transactions only with financial

when due or repay principal at maturity of the obliga-

institutions of investment grade or better.

tion. Although the Trust will not invest in any structured

notes unless Rydex Investments believes that the issuer

3.

Fees And Other Transactions With Affiliates

is creditworthy, an underlying fund does bear the risk of

Rydex Investments manages the investment and the

loss of the amount expected to be received in the event

reinvestment of the assets of each of the Funds in accor-

of the default or bankruptcy of the issuer.

dance with the investment objectives, policies, and limi-

There are several risks associated with the use of swap

tations of each Fund, however, the Funds do not pay

agreements that are different from those associated with

Rydex Investments a management fee. As part of its

ordinary portfolio securities transactions. Swap agree-

agreement with the Trust, Rydex Investments will pay all

ments may be considered to be illiquid. Although the

expenses of the Funds, including the cost of transfer

Trust will not enter into any swap agreement unless

agency, fund administration, audit and other services,

Rydex Investments believes that the other party to the

excluding interest expense, taxes (expected to be de

transaction is creditworthy, the underlying funds bear the

minimis), brokerage commissions and other expenses

risk of loss of the amount expected to be received under

connected with the execution of portfolio transactions,

a swap agreement in the event of the default or bank-

short dividend expenses, and extraordinary expenses.

ruptcy of the agreement counterparty.

Each Fund indirectly bears a proportionate share of the

There are several risks associated with credit default

total operating expenses (including investment manage-

swaps. Credit default swaps involve the exchange of a

ment, shareholder servicing, custody, transfer agency,

fixed-rate premium for protection against the loss in

audit and other underlying fund expenses) of the under-

value of an underlying debt instrument in the event of a

lying funds in which the Fund invests.

defined credit event (such as payment default or bank-

Certain officers and trustees of the Trust are also officers ruptcy). Under the terms of the swap, one party acts as a

of Rydex Investments.

“guarantor,” receiving a periodic payment that is a fixed

4.

Federal Income Tax Information

percentage applied to a notional principal amount. In

return, the party agrees to purchase the notional amount

The Funds intend to comply with the provisions of

of the underlying instrument, at par, if a credit event

Subchapter M of the Internal Revenue Code applicable

occurs during the term of the swap. An underlying fund

to regulated investment companies and will distribute

may enter into credit default swaps in which that under-

substantially all net investment income and capital gains

lying fund or its counterparty act as guarantors. By act-

to shareholders. Therefore, no Federal income tax provi-

sion has been recorded.

18

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for deriva-

tives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-

in capital. This includes net operating losses not utilized during the current period and capital loss carry forward expired.

These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.

The tax character of distributions paid during 2007 was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Essential Portfolio Conservative Fund

$192,682

$

2,009

$194,691

Essential Portfolio Moderate Fund

332,321

17,155

349,476

Essential Portfolio Aggressive Fund

226,771

4,440

231,211

The tax character of distributions paid during 2006 was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Essential Portfolio Conservative Fund

$

5,560

$

—

$

5,560

Essential Portfolio Moderate Fund

93,506

1,090

94,596

Essential Portfolio Aggressive Fund

26,166

533

26,699

The tax character of distributable earnings/(accumulated losses) at December 31, 2007, was a follows:

Undistributed

Undistributed

Ordinary

Long-Term

Net Unrealized

Capital Loss

Fund

Income

Capital Gain

Depreciation

Carryforward

Essential Portfolio Conservative Fund

$91,673

$

45,029

$

(92,312)

$

—

Essential Portfolio Moderate Fund

4,521

162,130

(329,676)

—

Essential Portfolio Aggressive Fund

64,187

104,241

(297,696)

—

At December 31, 2007, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Loss

Essential Portfolio Conservative Fund

$

5,472,076

$

87,040

$(179,352)

$

(92,312)

Essential Portfolio Moderate Fund

14,319,930

342,427

(672,103)

(329,676)

Essential Portfolio Aggressive Fund

7,145,756

183,248

(480,944)

(297,696)

5.

Repurchase Agreements

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The

collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the delivery value of the repurchase agreement at maturity. Each Fund holds a pro rata share of the col-

lateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of December 31, 2007, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Mizuho Financial Group, Inc.

1.40% due 01/02/08

$100,000,000

$100,000,000

$100,007,778

Morgan Stanley

1.20% due 01/02/08

100,000,000

100,000,000

100,006,667

UBS Financial Services, Inc.

1.14% due 01/02/08

100,000,000

100,000,000

100,006,333

Lehman Brothers Holdings, Inc.

1.00% due 01/02/08

76,214,183

76,214,183

76,218,418

$376,214,183

$376,239,196

THE RYDEX VARIABLE TRUST ANNUAL REPORT

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

|

19

19

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

U.S. Treasury Notes

11/15/08 – 11/15/16

3.375% – 4.750%

$193,110,000

$197,169,227

TIP Notes

01/15/09 – 07/15/17

1.875% – 4.250%

141,445,000

165,690,117

Federal Home Loan Bank

08/05/09 – 09/09/16

5.000% – 5.375%

7,755,000

8,203,002

TIP Bonds

01/15/25

2.375%

5,920,000

6,890,030

Federal Discount Note

02/29/08

0.000%

3,950,000

3,922,350

U.S. Treasury Bills

02/14/08 – 02/21/08

0.000%

1,883,000

1,875,790

$383,750,516

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is potential loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collater-

al securities, including the risk of a possible decline in the value of the underlying securities during the period while the

Trust seeks to assert its rights. The Trust’s investment advisor, acting under the supervision of the Board of Trustees,

reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

6.

Securities Transactions

During the period ended December 31, 2007, the cost of purchases and proceeds from sales of investment securities,

excluding short-term and temporary cash investments, were:

Essential

Essential

Essential

Portfolio

Portfolio

Portfolio

Conservative

Moderate

Aggressive

Fund

Fund

Fund

Purchases

$17,305,676

$33,514,192

$18,134,002

Sales

$12,447,886

$23,040,420

$11,728,142

20

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7.

Share Transactions

The Trust is authorized to distribute an unlimited number of no par value shares. Transactions in shares for the periods presented were:

Purchased through

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Net Shares Purchased

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

2007

2006*

2007

2006*

2007

2006*

2007

2006*

Essential Portfolio Conservative Fund

573,619

17,005

7,635

222

(386,703)

(11)

194,551

17,216

Essential Portfolio Moderate Fund

945,750

136,774

13,604

3,802

(549,340)

(345)

410,014

140,231

Essential Portfolio Aggressive Fund

428,152

23,487

9,289

1,098

(186,898)

(2,426)

250,543

22,159

* Since the commencement of operations: October 27, 2006.

NOTES TO FINANCIAL STATEMENTS (concluded)

8.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for

Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized,

measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-

likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-

not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as a fund’s last net asset value calculation in the first required financial statement reporting period. Management adopted FIN 48 on June 29, 2007. There is no material impact to the financial statements or disclosures thereto as a result of the adopting of this pronouncement.

The Funds file U.S. federal income tax returns and returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Fund’s U.S. federal income tax returns filed for the fiscal years 2004 to 2007, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reason-

ably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the poten-

tial effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of

FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’ financial statements.

9.

Acquisition of Rydex Investments and the Distributor

At the close of business on January 17, 2008, Rydex NV, Inc., comprised of Rydex Investments, together with several other

Rydex entities, was acquired by Security Benefit Corporation (“Security Benefit”), a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional, and qualified plan markets (the “Transaction”). As a result of the Transaction’s completion, Rydex Investments and the Distributor are wholly-owned subsidiaries of Security Benefit. While the Transaction has no material impact on the Funds or their share-

holders, it resulted in a change of control of Rydex Investments, which in turn caused the termination of the investment advisory agreement between Rydex Investments and the Funds.

A new investment advisory agreement between Rydex Investments and the Funds was approved under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). This New Agreement was approved by shareholders, via proxy, and took effect upon the closing of the Transaction.

The Transaction has no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex Investments under the New Agreement, or the persons responsible for the management of the Funds.

22

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Essential Portfolio Conservative Fund, Essential Portfolio Moderate Fund, and Essential

Portfolio Aggressive Fund (three series of Rydex Variable Trust, hereafter referred to as the “Funds”) at December 31,

2007, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United

States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public

Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspon-

dence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 25, 2008

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

23

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year for Essential Portfolio Conservative Fund, Essential Portfolio

Moderate Fund, Essential Portfolio Aggressive Fund, 19.81%, 30.60% and 10.34%, respectively, qualifies for the dividends received deduction for corporations.

The Funds’ distributions to shareholders is as follows, unless subsequently determined to be different, the net capital gain of such year:

Essential

Essential

Essential

Portfolio

Portfolio

Portfolio

Conservative

Moderate

Aggressive

Fund

Fund

Fund

From short-term capital gains:

$57,928

$20,896

$26,614

From long-term capital gains,

subject to the 15% rate gains category:

2,009

17,155

4,440

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month peri-

od ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to share-

holders, without charge and upon request, by calling 1-800-820-0888.

Rydex Investments Board Review and Approval of the Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of,

a fund’s investment advisory agreement be specifically approved by the vote of a majority of the trustees who are not par-

ties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in per-

son at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably nec-

essary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the “SEC”)

takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Rydex Variable Trust Board of Trustees (the “Board”) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements between

Rydex Variable Trust (the “Trust”) and PADCO Advisors II, Inc., which does business under the name Rydex Investments

(“Rydex Investments”), (the “Current Agreements”) with respect to existing funds in the Trust, including the funds dis-

cussed in this Annual Report (each a “Fund” and collectively, the “Funds”), and to reviewing certain other agreements pursuant to which Rydex Investments provides investment advisory services to certain other registered investment compa-

nies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Rydex

Investments, including information about Rydex Investments’ affiliates, personnel and operations. The Board also receives data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements. In addition, the Independent Trustees receive advice from independent counsel to the Independent

Trustees, meet in executive session outside the presence of fund management, and participate in question and answer sessions with representatives of Rydex Investments.

24

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

At a Special Meeting of the Board held on July 10, 2007, and subsequently, during the Board’s regular quarterly meeting held on August 27 and 28, 2007 (the “Annual Renewal Meeting” and together with the July 10, 2007 Meeting, the

“Meetings”), the Board considered and voted in favor of new investment advisory agreements for Rydex Variable Trust

(each, a “New Agreement” and collectively, the “New Agreements”), which, subject to their approval by each Fund’s shareholders, will enable Rydex Investments to continue to serve as investment adviser to each Fund after the completion of the acquisition of Rydex Investments’ parent, Rydex Holdings, Inc. (the “Transaction”). During the Annual Renewal

Meeting, the Board also considered and approved the selection of Rydex Investments and the continuance of the Current

Agreements for an additional one-year period or until the closing of the Transaction, based on its review of qualitative and quantitative information provided by Rydex Investments.

Board Considerations in Approving the New Investment Advisory Agreements and the Continuation of the

Current Investment Advisory Agreements

In preparation for the Annual Renewal Meeting, the Board requested and received written materials from Rydex

Investments about: (a) the quality of Rydex Investments’ investment management and other services; (b) Rydex

Investments’ investment management personnel; (c) Rydex Investments’ operations and financial condition; (d) Rydex

Investments’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that Rydex Investments charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of Rydex

Investments’ profitability from its Fund-related operations; (h) Rydex Investments’ compliance systems; (i) Rydex

Investments’ policies on and compliance procedures for personal securities transactions; (j) Rydex Investments’ reputation,

expertise and resources in domestic financial markets; and (k) Fund performance compared with similar mutual funds.

Certain of these considerations are discussed in more detail below.

In its deliberations at the Annual Renewal Meeting, the Board did not identify any single piece of information that was all-

important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Current Agreements and New Agreements were fair and reasonable; (b) concluded that Rydex Investments’

fees were reasonable in light of the services that Rydex Investments provides to the Funds; (c) agreed to renew each

Current Agreement for an additional one-year term; and (d) agreed to approve the New Agreements for an initial term of two years. In approving the New Agreements and the continuation of the Current Agreements at the Annual Renewal

Meeting, the Board, including the Independent Trustees, advised by independent counsel, considered the factors dis-

cussed below.

Nature, Extent, and Quality of Services Provided by Rydex Investments

At the Annual Renewal Meeting, the Board reviewed the scope of services to be provided by Rydex Investments under each Current Agreement and noted that there would be no significant differences between the scope of services required to be provided by Rydex Investments for the past year and the scope of services required to be provided by Rydex Investments for the upcoming year. In reviewing the scope of services provided to the Funds by

Rydex Investments, the Board reviewed and discussed Rydex Investments’ investment experience, noting that Rydex

Investments and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered Rydex Investments’ compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that Rydex Investments provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered Rydex Investments’ investment processes and strategies, and matters related to Rydex Investments’ portfolio transaction policies and procedures. With respect to those Funds that invest in unaffiliated ETFs in reliance on exemptive orders pursuant to Section 12(d)(1), the Board considered and determined that the advisory fees charged under the Current Agreements are based on services provided that will be in addition to, rather than duplicative of, the services provides under the investment advisory agreement of any ETF in which the Funds are invested. In particular, the Board recognized that Rydex Investments must manage a Fund’s investment in an unaffiliated ETF in the same manner as other investments in the Fund’s portfolio in order to ensure that the Fund achieves its investment objective. Thus, a Fund’s investment in an unaffiliated ETF does not alleviate Rydex Investments’ duties and responsibilities as investment adviser to the Fund.

The Board also noted the substantial volume of portfolio trades and shareholder transaction activity, in general,

processed by Rydex Investments due to the unlimited exchange policy of the majority of the Funds. The Board further noted that the Funds have consistently met their investment objectives since their respective inception dates. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by Rydex

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

25

OTHER INFORMATION (Unaudited) (continued)

Investments to the Funds under the Current Agreements were appropriate and continued to support the Board’s original selection of Rydex Investments as investment adviser to the Funds.

Fund Expenses and Performance of the Funds and Rydex Investments

At the Annual Renewal Meeting, the Board reviewed statistical information prepared by Rydex Investments regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by Rydex Investments to comprise each Fund’s applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund’s applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical information prepared by Rydex Investments relating to the performance of each Fund, as well as each Fund’s ability to successfully track its benchmark over time, and a comparison of each Fund’s performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the unique nature of the Funds, the peer fund information presented to the Board was meaningful because the peer funds’ investment objectives and strategies were closely aligned with those of the Funds. The Board noted that most of the Funds either outperformed their peer funds or performed in line with them over relevant periods. The Board also noted that the investment advisory fees for the

Funds were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by Rydex Investments, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current

Agreements.

Costs of Services Provided to the Funds and Profits Realized by Rydex Investments and its Affiliates

At the Annual Renewal Meeting, the Board reviewed information about the profitability of the Funds to Rydex

Investments based on the advisory fees payable under the Current Agreements for the last calendar year. Rydex

Investments also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to

Rydex Investments. The Board also reviewed information regarding direct revenue received by Rydex Investments and ancillary revenue received by Rydex Investments and/or its affiliates in connection with the services provided to the

Funds by Rydex Investments (as discussed below) and/or its affiliates. The Board also discussed Rydex Investments’

profit margin as reflected in Rydex Investments’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by Rydex

Investments and its affiliates under the Current Agreements and from other relationships between the Funds and

Rydex Investments and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

Economies of Scale

In connection with its review of the Funds’ profitability analysis at the Annual Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels.

The Board noted that neither the Current Agreements nor the New Agreements for the Funds provided for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though Rydex Investments’ assets under management were significant, the amount is spread among more than 100 Funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the

Funds to engage in unlimited trading. The Board also reviewed and considered Rydex Investments’ historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.

Other Benefits to Rydex Investments and/or its Affiliates

At the Annual Renewal Meeting, in addition to evaluating the services provided by Rydex Investments, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by Rydex Investments’ affiliates under separate agreements. The Board noted that Rydex Investments reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or Rydex Investments pursuant to Rule 17e-1 under the 1940 Act. Based on its review, the Board concluded that the nature and quality of the services provided by Rydex Investments’ affiliates to the Trust will benefit the Funds’ shareholders, and that any ancillary benefits would not be disadvantageous to the

26

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

Funds’ shareholders, particularly in light of the Board’s view that the Funds’ shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.

Additional Considerations in Approving the New Agreements

On June 18, 2007, the Trustees met with representatives of Security Benefit and the management of Rydex Investments for the purpose of learning more about Security Benefit and the proposed Transaction. Immediately following the announcement that Rydex and Security Benefit entered into a purchase and sale agreement, the Trustees requested that

Rydex Investments provide the Board with additional information pertaining to the effect of the proposed change of control on Rydex Investments’ personnel and operations and the terms of the New Agreements. Rydex Investments presented its response to the Board’s request for additional information prior to and at a Special Meeting of the Boards of

Trustees held on July 10, 2007. Rydex Investments provided the Board with oral and written information to help the Board evaluate the impact of the change of control on Rydex Investments, Rydex Investments’ ability to continue to provide investment advisory services to the Funds under the New Agreements, and informed the Board that the contractual rate of

Rydex Investments’ fees will not change under the New Agreements. Rydex Investments also affirmed that the terms of the New Agreements were the same in all material respects to those of the Current Agreements.

The Trustees deliberated on the approval of each New Agreement in light of the information provided. The Board deter-

mined that the terms of the New Agreements set forth materially similar rights, duties and obligations on Rydex

Investments with regard to the services to be provided to the Trust, and provided at least the same level of protection to the Trust, the Funds and the Funds’ shareholders as the Current Agreements. The Board also noted that Rydex

Investments’ fees for their services to the Funds under each New Agreement would be the same as their fees under the corresponding Current Agreement. The Board further noted that all considerations, determinations and findings related to the approval of the continuation of the Current Agreements, as discussed above, were equally relevant to their approval of the New Agreements along with the additional factors relevant to the proposed change in control discussed below.

Nature, Extent and Quality of Services Provided by Rydex Investments; Performance of the Funds

The Board noted that Rydex Investments was taking appropriate steps to maintain its associates through the closing of the Transaction by, in part, keeping them informed of the potential Transaction and awarding key personnel with incentives to emphasize their value to Rydex Investments. As a result of these efforts, it is anticipated that the key investment and management personnel servicing the Funds will remain with Rydex Investments following the

Transaction and that the investment and management services provided to the Funds by Rydex Investments will not change. The Board also considered Rydex Investments’ and Security Benefit’s representations to the Board that

Security Benefit intends for Rydex Investments to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the Transaction should have no impact on the day-to-day operations of Rydex Investments, or the persons responsible for the management of the Funds. Based on this review, the Board concluded that the range and quality of services provided by Rydex Investments to the Funds were appropriate and were expected to continue under the New Agreements, and that there was no reason to expect the consummation of the Transaction to have any adverse effect on the services provided by Rydex Investments and its affiliates or the future performance of the Funds.

Fund Expenses

The Board also considered the fact that the fees payable to Rydex Investments and other expenses of the Funds would be the same under the New Agreements as they are under the Current Agreements, and on this basis, the

Board concluded that these fees and expenses continued to be satisfactory for the purposes of approving the New

Agreements. More detailed information regarding the fees under the New Agreements is contained in the Proxy

Statement and accompanying materials dated September 6, 2007.

Costs of Services Provided to the Funds and Profits Realized by Rydex Investments and its Affiliates

Because Rydex Investments’ fees under the New Agreements are the same as those assessed under the Current

Agreements, the Board concluded that the profits to be realized by Rydex Investments and its affiliates under the New

Agreements and from other relationships between the Funds and Rydex Investments and/or its affiliates, if any, should remain within the range the Board considered reasonable and appropriate. The Board further noted that, although it is not possible to predict how the Transaction may affect Rydex Investments’ future profitability from its relationship with the Funds, this matter would be given further consideration on an annual basis going forward.

Economies of Scale

The Board further considered the potential economies of scale that may result from the Transaction, and concluded that the extent of such economies of scale could not be predicted in advance of the closing of the Transaction.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

27

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

147

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC

(2005 to present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive

Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

147

Trustee, Vice President (1970)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Secretary of Rydex Specialized Products, LLC (2005 to present); Vice

President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of

Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating

Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

139

Trustee, Chairman of the Board

Rydex Variable Trust – 1998

(1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

139

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

139

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

28

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

Werner E. Keller

Rydex Series Funds – 2005

139

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

139

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

139

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

139

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

–––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to

Vice President and Treasurer (1963)

present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006); Vice President of

Accounting of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Secretary (1966)

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Name, Position and

Principal Occupations

–––––––––––––––––––––

Year of Birth

––––––––––––––––––––––

During Past Five Years

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable

Assistant Treasurer (1966)

Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to

present); Vice President of Rydex Investments (2004 to

present); Director of Accounting of Rydex Investments (2003 to

2004); Vice President of Mutual Funds, State Street Bank &

Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

*Officers of the Fund are deemed to be “interested persons“ of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Rydex Investments.

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVAEP-2-1207x1208